Exhibit 99.2

2Q

SECOND QUARTER 2014
SUPPLEMENTAL INFORMATION

EMERGENCY DEPARTMENT

Medical Properties Trust

Table of Contents
Company Information	1
Reconciliation of Net Income to Funds from Operations	2
Investment and Revenue by Asset Type, Operator, Country and State	3
Lease Maturity Schedule	4
Debt Summary	5
Consolidated Statements of Income	6
Consolidated Balance Sheets	7
Acquisitions and Summary of Development Projects	8
Detail of Other Assets	9

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.

For more information, please contact:

Charles Lambert, Managing Director - Capital Markets at (205) 397-8897

Tim Berryman, Director - Investor Relations at (205) 397-8589

United Kingdom
Germany

Bath, England

Company Information

Headquarters: Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755
Fax: (205) 969-3756

Website: www.medicalpropertiestrust.com

Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer
R. Steven Hamner, Executive Vice President and Chief Financial Officer
Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer
Frank R. Williams, Senior Vice President, Senior Managing Director - Acquisitions

Investor Relations: Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
Attn: Tim Berryman
(205) 397-8589
tberryman@medicalpropertiestrust.com

MPW
LISTED
NYSE

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
		(A)		(A)
FFO information:
Net income (loss) attributable to MPT common stockholders	$(203,018)	$27,347,826	$7,038,276	$53,504,318
Participating securities’ share in earnings	(195,124)	(179,263)	(404,494)	(372,325)

Net income (loss), less participating securities’ share in earnings	$(398,142)	$27,168,563	$6,633,782	$53,131,993

Depreciation and amortization:
Continuing operations	12,441,777	8,642,893	26,131,379	17,112,093
Discontinued operations	—	74,751	—	252,701
Real estate impairment charges	5,974,400	—	5,974,400	—
Gain on sale of real estate	—	(2,054,229)	—	(2,054,229)

Funds from operations	$18,018,035	$33,831,978	$38,739,561	$68,442,558

Write-off straight line rent	—	—	950,338	—
Debt refinancing costs	290,635	—	290,635	—
Loan and other impairment charges	23,657,032	—	44,153,495	—
Acquisition costs	2,534,784	2,087,903	3,046,803	2,278,452

Normalized funds from operations	$44,500,486	$35,919,881	$87,180,832	$70,721,010

Share-based compensation	2,075,576	2,285,050	4,118,986	4,203,905
Debt costs amortization	1,144,560	855,417	2,193,282	1,752,149
Additional rent received in advance (B)	(300,000)	(300,000)	(600,000)	(600,000)
Straight-line rent revenue and other	(4,830,525)	(4,012,026)	(9,533,392)	(7,904,654)

Adjusted funds from operations	$42,590,097	$34,748,322	$83,359,708	$68,172,410

Per diluted share data:
Net income (loss), less participating securities’ share in earnings	$—	$0.18	$0.04	$0.36
Depreciation and amortization:
Continuing operations	0.07	0.06	0.16	0.12
Discontinued operations	—	—	—	—
Real estate impairment charges	0.03	—	0.03	—
Gain on sale of real estate	—	(0.02)	—	(0.01)

Funds from operations	$0.10	$0.22	$0.23	$0.47

Write-off straight line rent	—	—	0.01	—
Debt refinancing costs	—	—	—	—
Loan and other impairment charges	0.14	—	0.26	—
Acquisition costs	0.02	0.02	0.02	0.01

Normalized funds from operations	$0.26	$0.24	$0.52	$0.48

Share-based compensation	0.01	0.02	0.02	0.03
Debt costs amortization	0.01	—	0.01	0.01
Additional rent received in advance (B)	—	—	—	—
Straight-line rent revenue and other	(0.03)	(0.03)	(0.06)	(0.05)

Adjusted funds from operations	$0.25	$0.23	$0.49	$0.47

(A)	Financials have been restated to reclass the operating results of certain properties sold after the 2013 second quarter to discontinued operations.
(B)	Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR, COUNTRY AND STATE

Investments and Revenue by Asset Type - As of June 30, 2014

		Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	A	$1,850,017,764	54.9%	$86,986,656	58.1%
Rehabilitation Hospitals		663,696,680	19.7%	34,735,809	23.2%
Long-Term Acute Care Hospitals		456,800,666	13.6%	27,095,981	18.1%
Wellness Centers		15,624,817	0.5%	830,676	0.6%
Other assets		382,166,114	11.3%	—	—

Total gross assets		3,368,306,041	100.0%
Accumulated depreciation and amortization		(178,261,853)

Total		$3,190,044,188		$149,649,122	100.0%

Investments and Revenue by Operator - As of June 30, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$711,782,124	21.1%	$42,614,175	28.5%
Ernest Health, Inc.	481,600,641	14.3%	28,226,237	18.9%
IASIS Healthcare	347,611,962	10.3%	13,675,524	9.1%
RHM	239,610,001	7.1%	10,947,969	7.3%
IJKG/HUMC	124,645,948	3.7%	7,968,918	5.3%
22 other operators	1,080,889,251	32.1%	46,216,299	30.9%
Other assets	382,166,114	11.4%	—	—

Total gross assets	3,368,306,041	100.0%
Accumulated depreciation and amortization	(178,261,853)

Total	$3,190,044,188		$149,649,122	100.0%

Investment and Revenue by Country and State - As of June 30, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
United States
Texas	$694,646,575	20.6%	$35,017,299	23.4%
California	544,927,083	16.2%	32,679,628	21.8%
New Jersey	239,645,948	7.1%	7,968,918	5.3%
Arizona	200,844,185	6.0%	4,187,780	2.8%
Louisiana	133,934,517	4.0%	10,840,023	7.3%
20 other states	932,531,618	27.7%	48,007,505	32.1%
Other assets	382,166,114	11.3%	—	—

United States Total	3,128,696,040	92.9%	138,701,153	92.7%

International
Germany	239,610,001	7.1%	10,947,969	7.3%

International Total	239,610,001	7.1%

Total gross assets	3,368,306,041	100.0%
Accumulated depreciation and amortization	(178,261,853)

Total	$3,190,044,188		$149,649,122	100.0%

A	Includes two medical office buildings.

3

LEASE MATURITY SCHEDULE - AS OF JUNE 30, 2014

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2014	1	$2,122,416	0.9%
2015	2	4,155,412	1.8%
2016	1	2,250,000	1.0%
2017	—	—	0.0%
2018	1	2,019,936	0.9%
2019	8	6,547,245	2.8%
2020	1	1,060,512	0.4%
2021	4	15,522,785	6.7%
2022	12	39,298,052	16.9%
2023	4	12,029,276	5.2%
2024	1	2,478,388	1.1%
2025	3	7,499,572	3.2%
Thereafter	62	137,448,171	59.1%

	100	$232,431,764	100.0%

(1)	Excludes 10 of our properties that are under development.

Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.

(2)	Represents base rent on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

Note: The tenant under the one lease that expires in 2014 exercised its purchase option and bought the property in the third quarter of 2014.

4

DEBT SUMMARY AS OF JUNE 30, 2014

Instrument	Rate Type	Rate		Balance	2014	2015	2016	2017	2018	Thereafter

2018 Credit Facility Revolver	Variable	—	(1)	$—	$—	$—	$—	$—	$—	$—

2019 Term Loan	Variable	2.11%		125,000,000	—	—	—	—	—	125,000,000

2016 Unsecured Notes	Fixed	5.59	%(2)	125,000,000	—	—	125,000,000	—	—	—

5.75% Notes Due 2020 (Euro)	Fixed	5.75	%(3)	273,840,000	—	—	—	—	—	273,840,000

6.875% Notes Due 2021	Fixed	6.88%		450,000,000	—	—	—	—	—	450,000,000

6.375% Notes Due 2022	Fixed	6.38%		350,000,000	—	—	—	—	—	350,000,000

5.5% Notes Due 2024	Fixed	5.50%		300,000,000	—	—	—	—	—	300,000,000

Northland - Mortgage Capital Term Loan	Fixed	6.20%		13,816,228	133,649	282,701	298,582	320,312	12,780,984	—

				$1,637,656,228	$133,649	$282,701	$125,298,582	$320,312	$12,780,984	$1,498,840,000

	Debt Premium			$2,697,390

				$1,640,353,618

(1)	Represents a $775 million unsecured revolving credit facility with spreads over LIBOR ranging from 1.70% to 2.25%.
(2)	Represents the weighted-average rate for four traunches of the Notes at June 30, 2014 factoring in interest rate swaps in effect at that time. The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 milllion of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.
(3)	Represents 200,000,000 of bonds issued in EUR and converted to USD at June 30, 2014.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
		(A)		(A)
Revenues
Rent billed	$45,927,570	$31,024,222	$88,889,236	$62,527,678
Straight-line rent	3,178,229	2,776,592	5,366,552	5,468,147
Income from direct financing leases	12,263,376	9,229,987	24,478,765	17,986,458
Interest and fee income	15,191,292	14,093,034	30,914,569	28,755,304

Total revenues	76,560,467	57,123,835	149,649,122	114,737,587
Expenses
Real estate depreciation and amortization	12,441,777	8,642,893	26,131,379	17,112,093
Impairment charges	29,631,432	—	50,127,895	—
Property-related	(37,906)	649,281	700,397	1,062,003
Acquisition expenses	2,534,784	2,087,903	3,046,803	2,278,452
General and administrative	8,205,885	7,110,537	17,164,674	14,876,486

Total operating expenses	52,775,972	18,490,614	97,171,148	35,329,034

Operating income	23,784,495	38,633,221	52,477,974	79,408,553

Interest and other income (expense)	(23,947,079)	(13,488,033)	(45,389,616)	(28,645,399)
Income tax (expense) benefit	(40,434)	(114,833)	16,890	(167,080)

Income (loss) from continuing operations	(203,018)	25,030,355	7,105,248	50,596,074
Income (loss) from discontinued operations	—	2,374,053	(1,500)	3,018,459

Net income (loss)	(203,018)	27,404,408	7,103,748	53,614,533
Net income (loss) attributable to non-controlling interests	—	(56,582)	(65,472)	(110,215)

Net income (loss) attributable to MPT common stockholders	$(203,018)	$27,347,826	$7,038,276	$53,504,318

Earnings per common share - basic:
Income (loss) from continuing operations	$—	$0.16	$0.04	$0.35
Income (loss) from discontinued operations	—	0.02	—	0.02

Net income (loss) attributable to MPT common stockholders	$—	$0.18	$0.04	$0.37

Earnings per common share - diluted:
Income (loss) from continuing operations	$—	$0.16	$0.04	$0.34
Income (loss) from discontinued operations	—	0.02	—	0.02

Net income (loss) attributable to MPT common stockholders	$—	$0.18	$0.04	$0.36

Dividends declared per common share	$0.21	$0.20	$0.42	$0.40

Weighted average shares outstanding - basic	171,718,449	149,508,958	167,845,813	144,927,768
Weighted average shares outstanding - diluted	172,368,987	151,055,855	168,458,784	146,291,083

(A)	Financials have been restated to reclass the operating results of certain properties sold after the 2013 second quarter to discontinued operations.

6

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	June 30, 2014	December 31, 2013
	(Unaudited)	(A)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$1,973,883,213	$1,823,683,129
Construction in progress and other	52,375,733	41,771,499
Net investment in direct financing leases	434,310,776	431,024,228
Mortgage loans	385,100,144	388,756,469

Gross investment in real estate assets	2,845,669,866	2,685,235,325
Accumulated depreciation and amortization	(178,261,853)	(159,776,091)

Net investment in real estate assets	2,667,408,013	2,525,459,234

Cash and cash equivalents	197,022,616	45,979,648
Interest and rent receivable	46,353,272	58,565,294
Straight-line rent receivable	51,192,748	45,828,685
Other assets	228,067,539	228,862,582

Total Assets	$3,190,044,188	$2,904,695,443

Liabilities and Equity
Liabilities
Debt, net	$1,640,353,618	$1,421,680,749
Accounts payable and accrued expenses	84,230,814	94,289,615
Deferred revenue	27,424,937	24,114,374
Lease deposits and other obligations to tenants	25,080,815	20,402,058

Total liabilities	1,777,090,184	1,560,486,796

Equity
Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding - 171,550,527 shares at June 30, 2014 and 161,309,725 shares at December 31, 2013	171,551	161,310
Additional paid in capital	1,750,808,870	1,618,054,133
Distributions in excess of net income	(330,074,847)	(264,803,804)
Accumulated other comprehensive income (loss)	(7,689,227)	(8,940,649)
Treasury shares, at cost	(262,343)	(262,343)

Total Equity	1,412,954,004	1,344,208,647

Total Liabilities and Equity	$3,190,044,188	$2,904,695,443

(A)	Financials have been derived from the prior year audited financials and include certain minor reclasses to be consistent with the 2014 presentation.

7

ACQUISITIONS FOR THE SIX MONTHS ENDED JUNE 30, 2014

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Legacy Health Partners	Montclair, NJ	Acute Care Hospital	Acquisition	$115,000,000

Total Investments / Commitments				$115,000,000

SUMMARY OF DEVELOPMENT PROJECTS AS OF JUNE 30, 2014

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 6/30/14	Percent Leased	Estimated Completion Date
Oakleaf Surgical Hospital	Altoona, WI	Acute Care Hospital	National Surgical Hospitals	$33,500,000	$28,668,511	100%	3Q 2014
First Choice ER - Allen	Allen, TX	Acute Care Hospital	Adeptus Health	6,186,769	3,365,443	100%	3Q 2014
First Choice ER - Broomfield	Broomfield, CO	Acute Care Hospital	Adeptus Health	5,238,100	2,514,945	100%	3Q 2014
Frist Choice ER - Spring	Spring, TX	Acute Care Hospital	Adeptus Health	5,803,500	2,676,288	100%	3Q 2014
First Choice ER - Fountain	Fountain, CO	Acute Care Hospital	Adeptus Health	6,194,181	3,380,295	100%	3Q 2014
First Choice ER - Missouri City (Sienna)	Houston, TX	Acute Care Hospital	Adeptus Health	5,393,656	3,564,734	100%	3Q 2014
First Choice ER - Pearland	Pearland, TX	Acute Care Hospital	Adeptus Health	5,691,295	2,331,274	100%	4Q 2014
First Choice ER - Thornton	Thornton, CO	Acute Care Hospital	Adeptus Health	6,029,465	2,651,724	100%	4Q 2014
First Choice ER - Missouri City (Dulles)	Houston, TX	Acute Care Hospital	Adeptus Health	5,692,875	2,515,636	100%	4Q 2014
First Choice ER - Commerce City	Denver, CO	Acute Care Hospital	Adeptus Health	5,371,550	706,883	100%	4Q 2014

				$85,101,391	$52,375,733

8

DETAIL OF OTHER ASSETS AS OF JUNE 30, 2014

Operator	Investment	Annual Interest Rate	YTD Ridea Income (3)	Security / Credit Enhancements

Non-Operating Loans
Vibra Healthcare acquisition loan (1)	$10,975,310	10.25%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Vibra Healthcare working capital	5,232,500	9.50%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	7,892,327	11.10%		Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate
IKJG/HUMC working capital	13,294,117	10.40%		Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	4,333,333	9.38%		Secured and cross-defaulted with real estate and guaranteed by Parent
Other	2,190,643

	43,918,230

Operating Loans
Ernest Health, Inc. (2)	93,200,000	15.00%	7,930,963	Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,351,832		373,122	Secured and cross-defaulted with real estate and guaranteed by Parent

	96,551,832		8,304,085

Equity investments	13,489,237		905,372
Deferred debt financing costs	35,928,987			Not applicable
Lease and cash collateral	4,543,801			Not applicable
Other assets (4)	33,635,452			Not applicable

Total	$228,067,539		$9,209,457

(1)	Original amortizing acquisition loan was $41 million; loan matures in 2019
(2)	Cash rate is 10% effective March 1, 2014.
(3)	Income earned on operating loans is reflected in the interest income line of the income statement.
(4)	Includes prepaid expenses, office property and equipment and other.

9

Medical Properties Trust

Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755
www.medicalpropertiestrust.com

Contact:
Charles Lambert, Managing Director - Capital Markets
(205) 397-8897 or clambert@medicalpropertiestrust.com
or
Tim Berryman, Director - Investor Relations
(205) 397-8589 or tberryman@medicalpropertiestrust.com

INVESTING IN THE FUTURE OF HEALTHCARE.